This document prepared by and
after recording returned to: Robert B. Joselow
1990 M St., N.W., Suite 410
Washington, D.C. 20036

                                                        HIGHLAND OAKS APARTMENTS
                                                                  TAMPA, FLORIDA
                                                       FHA PROJECT NO. 067-36672

                        AMENDMENT TO REGULATORY AGREEMENT
                FOR MULTIFAMILY HOUSING PROJECTS COINSURED BY HUD


THIS AMENDMENT TO REGULATORY AGREEMENT FOR MULTIFAMILY HOUSING PROJECTS COINSURED BY HUD (hereinafter referred to as the "Agreement") dated as of the 31st day of January, 1995 is made by and between H.O. ASSOCIATES, LTD., a limited partnership organized and existing under the laws of the State of Florida, its successors, heirs and assigns (the "Owners") having its principal office and place of business at 1430 Wynnton Road, Columbus, Georgia 31906 and RELATED MORTGAGE CORPORATION, a corporation organized and existing under the laws of the State of Delaware (the "Mortgagee"), having its principal place of business at 625 Madison Avenue, New York, NY 10022.


                              W I T N E S S E T H :

WHEREAS, Owners are the owners of certain real property located in the City of Tampa in Hillsborough County of the State of Florida as further described in this Agreement of which is constructed a certain rental apartment project known as Highland Oaks Apartments, FHA Project No. 067-36672 (hereinafter referred to collectively as the "Project"); and

WHEREAS, Owners executed and delivered to Mortgagee, their Mortgage Note (hereinafter referred to as the "Mortgage Note") dated December 13, 1990 in the original amount of THIRTEEN MILLION ONE HUNDRED FIFTY FOUR THOUSAND TWO HUNDRED AND NO/1OOths DOLLARS ($13,154,200.00) (hereinafter referred to as the "Mortgage Loan"). The Mortgage Note is secured by: (i) a certain Mortgage (hereinafter referred to as the "Mortgage") dated December 13, 1990 which was executed by Owners and delivered to Mortgagee and thereafter recorded on December 13, 1990, against the real property component of the Project in O.R. Book 6153, Page 212 of the Public Records of Hillsborough County, Florida as further described in Exhibit A attached hereto and hereby incorporated by reference; (ii) a certain Assignment of Rents and Leases (hereinafter referred to as the "Collateral Assignment") dated December 13, 1990 which was executed by Owners and delivered to Mortgagee and thereafter recorded on December 13, 1990 in O.R. Book 6153, Page 231 of the Public Records of Hillsborough County, Florida; (iii) a certain Security Agreement (hereinafter referred to as the "Security Agreement") dated December 13, 1990 by and between Mortgagor and Mortgagee, and (iv) certain UCC Financing Statements (hereinafter referred to as the "UCC Financing Statements") executed by the Owners in favor of Mortgagee and filed or recorded as applicable, on December 14, 1990 with the Secretary of State of Florida as Document No. 900000310323 and on December 13, 1990 against the real property described in Exhibit A to this Agreement in O.R. Book 6153, Page 235 of the Public Records of Hillsborough County, Florida. The Mortgage, the Collateral Assignment, the Security Agreement and the UCC Financing Statements created a first lien security interest in favor of Mortgagee in and to the Project and various items of personal property currently or thereafter owned by the Owners with respect to the Project; and

WHEREAS, said Mortgage which has been Finally Endorsed for Coinsurance by the Secretary of the Department of Housing and Urban Development acting by and through the Federal

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Amendment to Regulatory Agreement: Highland Oaks
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


Housing Commissioner (hereinafter referred to as the "Secretary") pursuant to
Section 221(d)(4) and Section 244 of the National Housing Act, as amended, and the Regulations promulgated pursuant thereto; and

WHEREAS, Owners and Mortgagee previously executed that certain Regulatory Agreement for Multifamily Housing Projects Coinsured by HUD (hereinafter referred to as the "Regulatory Agreement") dated December 13, 1990 and recorded December 13, 1990 in O.R. Book 6153, Page 220 of the Public Records of Hillsborough County, Florida, against the real property described in Exhibit A of this Agreement, which Regulatory Agreement is incorporated by reference into and made a part of the Mortgage; and

WHEREAS, the Mortgage Note and Mortgage provide for the payment of interest after Final Endorsement for Coinsurance at the rate of Eight and One Half Percent (8.50%) per annum (hereinafter referred to as the "Permanent Rate") over the remaining term of the Mortgage Loan; and

WHEREAS, the current outstanding principal balance due under the Mortgage Note is $13,037,676.07 (hereinafter referred to as the "Outstanding Principal Balance"); and

WHEREAS, the remaining term of Mortgage Loan under the Mortgage Note and Mortgage is 446 months (hereinafter referred to as the "Remaining Term"); and

WHEREAS, the parties hereto have agreed to modify the terms of the Mortgage Note and the Mortgage as of February l, 1995 (i) to reduce the Permanent Rate of interest therein provided from Eight and One Half per centum (8.50%) per annum to Seven and Seven Eighths per centum (7.875%) per annum effective as of February l, 1995, (ii) to revise the amount of principal and interest payable monthly by Owners to Mortgagee under the Mortgage Note as a result of such reduction in interest rate and to reamortize in full the Mortgage Loan over the remaining term thereof, and (iii) to amend Mortgage Note and Mortgage in certain other respects as described in that certain Modification of the Mortgage Note (the "Modification to Note") and Modification to Mortgage (the "Modification Agreement") executed concurrently herewith by the Owners and the Mortgagee and dated as of the date of this Agreement.

WHEREAS, the Owners and the Mortgagee have agreed to execute this Agreement to amend the Regulatory Agreement (i) to reflect the revisions to the Mortgage
Note and Mortgage contained in the Modification to Note and Modification Agreement, (ii) to revise the Regulatory Agreement in certain other respects and
(iii) to reaffirm the Owner's obligations under the Regulatory Agreement as hereinafter described.

NOW, THEREFORE, for and in consideration of the above premises, the sum of Ten Dollars ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each of the parties hereto, the parties, for themselves and for their respective successors and assigns, do hereby agree that the terms of the Regulatory Agreement to which this Agreement is appended are hereby amended as follows:

1. The foregoing recitals are hereby incorporated by reference as if set forth fully herein. All capitalized terms not defined in this Agreement shall have the same meanings ascribed thereto in the Regulatory Agreement.

2. From and after the date hereof, all references in the Regulatory Agreement to the "Note" and the "Mortgage" shall be construed, respectively, as referring to the Mortgage Note, as amended by the Modification to Note and the Mortgage, as amended by the Modification Agreement.

3. Owners acknowledges and affirms to the Mortgagee and the Secretary that, as of the effective date hereof, there are no defenses, set-offs or counter-claims, whether legal or equitable, to Owners' obligations under the Regulatory Agreement, and Owners hereby waive the right to raise or assert any such defenses, set-offs or counter-claims which Owners may have held with respect to any suit, proceeding or foreclosure action under the Regulatory Agreement that Mortgagee or the Secretary or any of its predecessors in interest in and to the Mortgage Loan, may or could have brought against the Owners prior to the effective date hereof.

4. Nothing herein contained shall in any way impair the rights and remedies available to the Mortgagee or the Secretary under the Regulatory Agreement, or the security interest of the Mortgagee or the Secretary in and to the property described in the Regulatory Agreement or alter, waive, annul, vary or affect any provision, covenant or condition of the Regulatory Agreement, except as specifically modified and amended herein; nor


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Amendment to Regulatory Agreement: Highland Oaks
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


     affect or impair any rights, powers or remedies of the Mortgagee or the Secretary under any other document or agreement entered into by the parties hereto with respect to the Mortgage Loan, nor create a novation or new agreement by and between the parties thereto, it being the intent of the parties to this Agreement that all of the terms, covenants, conditions and agreements of the Regulatory Agreement are hereby expressly approved, ratified and confirmed, shall continue and remain in full force and effect except as modified hereby and that the lien of the Mortgagee and the Secretary in and to the property subject to the Regulatory Agreement, as amended by this Agreement and the priority thereof shall be unchanged.

5. Notwithstanding anything herein contained, if any one or more of the provisions of this Agreement shall for any reason whatsoever be held to be illegal, invalid, or unenforceable in any respect, such illegality, invalidity, or unenforceability shall not affect any other provision of this Agreement, but this Agreement shall be construed as if such illegal, invalid, or unenforceable provision had never been contained herein.

6. The Regulatory Agreement, as amended by this Agreement, may not be further modified except by an instrument in writing executed by each of the parties hereto.

7. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their-respective successors and assigns.

8. This Agreement may be executed in any number of counterparts and all counterparts shall be construed together and shall constitute but on Agreement.



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Amendment to Regulatory Agreement: Highland Oaks
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

IN WITNESS WHEREOF, the Owners, the Mortgagee and the Secretary have caused this Agreement to be executed and made effective as of the day and year first above written.

                                   OWNERS:

/s/ Patricia Anderson              H.O. Associates, Ltd.
----------------------------
Patricia Anderson
----------------------------       By:  /s/ Robert M. Schiffman
Print Name                              ----------------------------------
                                        Robert M. Schiffman, General Partner


/s/ Douglas Flair
----------------------------
Douglas Flair
----------------------------
Print Name


/s/ Patricia Anderson
----------------------------
Patricia Anderson                  By:  /s/ Edwin B. Branch
----------------------------            ----------------------------------
Print Name                              Edwin B. Branch, General Partner


/s/ Douglas Flair
----------------------------
Douglas Flair
----------------------------
Print Name

                                   MORTGAGEE:

ATTEST:                            Related Mortgage Corporation


/s/ Robert B. Joselow              By:  /s/ Bruce H. Brown
---------------------------             ----------------------------
Robert B. Joselow                       Bruce H. Brown, Vice President



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



                                    EXHIBIT A

                                LEGAL DESCRIPTION

                         FEDERAL HOUSING ADMINISTRATION

                              PROJECT NO. 067-36672

                            HIGHLAND OAKS APARTMENTS




Parcel 22B, HUNTER'S GREEN, as per map or plat thereof as recorded in Plat Book 69, Page 5, of the Public Records of Hillsborough County, Florida.